                                                                     EXHIBIT 4.2

                          NATUS MEDICAL INCORPORATED

                 INFORMATION AND REGISTRATION RIGHTS AGREEMENT




                                AUGUST 15, 1991

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1.  Certain Definitions...................................................    1

 2.  Financial Statements and Reports to Shareholders......................    2

 3.  Additional Information................................................    2

 4.  Inspection............................................................    3

 5.  Use of Information; Termination of Covenants..........................    3

 6.  Demand Registration...................................................    3

 7.  Piggyback Registration................................................    6

 8.  Expenses of Registration..............................................    7

 9.  Registration Procedures...............................................    8

10.  Information Furnished by Holder.......................................    8

11.  Indemnification.......................................................    8

12.  Limitations on Registration Rights Granted to other Securities........   11

13.  Transfer of Rights....................................................   11

14.  Market Stand-Off......................................................   11

15.  Reports Under Securities Exchange Act of 1934.........................   12

16.  Termination of Registration Rights....................................   12

17.  Right of First Refusal................................................   12

18.  Miscellaneous.........................................................   14

     Schedule A   Holders of Series A Preferred Stock

                 INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     This INFORMATION AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of August 15, 1991, by and among Natus Medical Incorporated (the "Company") and the persons listed on the attached Schedule A hereto (collectively, the "Investors").

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereby agree as follows:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          (a)  "Commission" shall mean the Securities and Exchange commission or
                ----------
any other federal agency at the time administering the Securities Act of 1933, as amended (the "Securities Act").

          (b)  "Convertible Securities" shall mean the Series A and Series B
                ----------------------
Preferred Stock of the Company.

          (c)  "Form S-3" shall mean Form S-3 under the securities Act or any
                --------
substantially similar form then in effect.

          (d)  "Holder" shall mean any holder of outstanding Registrable
                ------
Securities which have not been sold to the public, but only if such holder is an Investor or an assignee or transferee of Registration rights as permitted by
Section 13.

          (e)  "Initiating Holders" shall mean Holders who in the aggregate hold
                ------------------
at least fifty percent (50%) of the Registrable Securities.

          (f)  "Material Adverse Event" shall mean an occurrence having a
                ----------------------
consequence that either (a) is materially adverse to the business, properties, prospects or financial condition of the Company or (b) is reasonably foreseeable or has a reasonable likelihood of occurring, and if it were to occur might materially adversely affect the business, properties, prospects or financial condition of the Company.

          (g)  The terms "Register" "Registered" and "Registration" refer to a
                          --------   ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

          (h)  "Registrable Securities" shall mean all Common Stock not
                ----------------------
previously sold to the public issued or issuable upon conversion or exercise of any of the Company's Convertible Securities purchased by or issued to the Investors, including Common Stock issued pursuant to stock splits, stock dividends and similar distributions, and any securities of the Company granted registration rights pursuant to Section 12 of this Agreement.

          (i)  "Registration Expenses" shall mean all expenses incurred by the
                ---------------------
Company in complying with Section 6 or 7 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for Holders (if different from the Company), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration. Registration Expenses shall not include any fees and disbursements of counsel for the Holders, other than the one special counsel referenced above.

          (j)  "Securities Act" shall mean the Securities Act 1933, as amended,
                --------------
or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          (k)  "Selling Expenses" shall mean underwriting discounts and selling
                ----------------
commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

     2.   Financial Statements and Reports to Shareholders. The Company shall
          ------------------------------------------------
deliver to the Investors as soon as practicable after the end of each fiscal year of the Company, and in any event within 150 days thereafter, an audited consolidated balance sheet of the Company as of the end of such year and audited consolidated statements of income, shareholders' equity and cash flows for such year, which year-end financial reports shall be in reasonable detail and shall be accompanied by the opinion of independent public accountants of recognized national standing selected by the Company.

     As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within 45 days thereafter, the Company shall deliver to the Investors a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company.

     3.   Additional Information. As long as an Investor (together with any
          ----------------------
affiliate thereof) or its transferee holds not less than 100,000 shares of the Company's Common Stock (assuming conversion or exchange of all convertible or exchangeable securities, including options and warrants of the Company then outstanding) the Company will deliver to such Investor:

          (a) As soon as practicable after the end of each month, and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as the end of such month, and consolidated statements of income and cash flow for such month and for the current fiscal year to date.

          (b) As soon as practicable following submission to and approval by the Board of Directors of the Company, but in no event later than November 30 of each year, an operating budget and plan (the "Plan") respecting the next fiscal year, together with any update of the Plan as such update is prepared.

     4.   Inspection. The Company shall permit each Investor who (together with
          ----------
any affiliate thereof) holds not less than 100,000 shares of the Company's Common Stock (assuming conversion or exchange of all convertible or exchangeable securities, including options and warrants of the Company then outstanding), at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by each such Investor; provided, however, that the Company shall not be obligated pursuant to this Section 4 to provide any information which it reasonably considers to be a trade secret or similar confidential information. Subject to Section 5, the rights of an Investor under this Section 4 may not be assigned as part of such Investor's sale of any of the Registrable Securities or Convertible Securities except with the consent of the Company, which consent shall not be unreasonably withheld.

     5.   Use of Information; Termination of Covenants. No Investor shall enter
          --------------------------------------------
into any transaction for the purchase or sale of any securities of the Company with any other person unless such Investor has made any material information actually obtained by such Investor pursuant to Section 2, 3 or 4 available to such other person. The covenants of the Company set forth in Section 2, 3 and 4 shall be terminated and be of no further force or effect upon the earlier of (a) the date when a Registration Statement filed by the Company under the Securities Act, in connection with the first public offering of its securities (other than either a public offering limited solely to employees of the Company or an offering pursuant to Rule 145 under the Securities Act) becomes effective and
(b) the date the Company registers any securities under the Securities Exchange Act of 1934 (the 111934 Act"), and such covenants shall terminate as to any Investor as of the date such Investor no longer holds any shares of the capital stock of the Company.

     6.   Demand Registration.
          -------------------

          (a)  Request for Registration on Form Other Than Form S-3. Subject to
               ----------------------------------------------------
the terms of this Agreement, in the event that the Company shall receive from Initiating Holders at any time after the earlier of (a) the date four years from the date of this Agreement and (b) the Company's initial public offering of shares of Common Stock under a Registration Statement, a written request that the Company effect any firmly-underwritten Registration with respect to all or a part of the Registrable Securities on a form other than Form S-3 for an offering of at least 20% of the then outstanding Registrable Securities (or any lesser percent if the reasonably anticipated aggregate offering price to the public, net of underwriting discounts and commissions, would exceed $7,500,000), the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and shall (ii) as soon as practicable, use its best efforts to effect Registration of the Registrable Securities of any Holder joining in such request as are specified in a written request delivered to the Company within 20 days after written notice from the Company. The Company shall not be obligated to take any action to effect any such registration pursuant to this Section 6(a) within six months of the effective date of a Registration initiated by the Company or (ii) after the Company has effected two such Registrations pursuant to this Section 6(a) and such Registrations have been declared effective.

          (b)  Right of Deferral of Registration. If the Company shall furnish
               ---------------------------------
to all such Holders who joined in the request a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for any Registration to be effected as requested under Section 6(a), the Company shall have the right, exercisable only once with respect to each such request, to defer the filing of a Registration Statement with respect to such offering for a period of not more than 120 days from the request of the Initiating Holders.

          (c)  Request for Registration on Form S-3. Subject to the terms of
               ------------------------------------
this Agreement, in the event that the company receives from Holders who in the aggregate hold at least twenty percent(20%) of the then outstanding Registrable securities, or any lesser percent if the reasonably anticipated aggregate offering price to the public, net of underwriting discounts and commissions, would exceed $1,000,000, a written request that the Company effect any Registration on Form S-3 (or any successor form to Form S-3 regardless of its designation) at a time when the Company is eligible to register securities on Form S-3 (or any successor form to Form S-3 regardless of its designation), but not within six (6) months of the effective date of a Registration, for an offering of Registrable Securities, the Company will promptly give written, notice of the proposed Registration to all the Holders and will as soon as practicable use its best efforts to effect Registration of the Registrable Securities specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request delivered to the Company within 20 days after written notice from the Company of the proposed Registration. There shall be no limit. to the number of occasions on which the Company shall be obligated to effect Registration under this Section 6(c), provided, however, the Company shall not be obligated to take any action to effect any such Registration more than once in any 12 month period.

          (d)  Registration of Other Securities in Demand Registration. Any
               -------------------------------------------------------
Registration Statement filed pursuant to the request of the Initiating Holders under this Section 6 may, subject to the provisions of Section 6(e), include securities of the Company other than Registrable securities.

          (e)  Underwriting in Demand Registration.
               -----------------------------------

               (i)  Notice of Underwriting. If the Initiating Holders intend to
                    ----------------------
distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 6, and the Company shall include such information in the written notice referred to in Section 6(a) or 6(c). The right of any Holder to Registration pursuant to Section 6 shall be conditioned upon such Holder's agreement to participate in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting.

               (ii)   Inclusion of Other Holders in Demand Registration. If the
                      -------------------------------------------------
Company, officers or directors of the Company holding Common Stock other than Registrable Securities or holders of securities other than Registrable Securities, request inclusion in such Registration, the Initiating Holders, to the extent they deem advisable in their sole discretion and consistent with the goals of such Registration, shall, on behalf of all Holders, offer to any or all of the Company, such officers or directors and such holders of securities other than Registrable Securities that such securities other than Registrable Securities be included in the underwriting and may condition such offer on the acceptance by such persons of the terms of this Section 6. In the *vent, however, that the number of shares so included exceeds the number of shares of Registrable Securities included by all Holders, such Registration shall be treated as governed by Section 7 hereof rather than Section 6, and it shall not count as a Registration for purposes of Section 6(a) hereof.

               (iii)  Selection of Underwriter in Demand Registration. The
                      -----------------------------------------------
Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative ("Underwriter's Representative") of the underwriter or underwriters of national reputation selected for such underwriting by the Holders of a majority of the Registrable Securities being registered by the Initiating Holders and agreed to by the Company.

               (iv)   Marketing Limitation in Demand Registration. In the event
                      -------------------------------------------
the Underwriter's Representative advises the Initiating Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then (i) first the Common Stock (other than Registrable Securities) held by officers or directors of the Company, (ii) next the securities other than Registrable Securities, and (iii) last the securities requested to be registered by the Company, shall be excluded from such Registration to the extent required by such limitation. If a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 6(e)(iv) shall be included in such Registration Statement.

               (v)    Right of Withdrawal in Demand Registration. If any Holder
                      ------------------------------------------
of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

          (f)  Blue Sky in Demand Registration. In the event of any Registration
               -------------------------------
pursuant to this Section 6, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

     7.   Piggyback Registration.
          ----------------------

          (a)  Notice of Piggyback Registration and Inclusion of Registrable
               -------------------------------------------------------------
Securities. Subject to the terms of this Agreement in the event the Company
----------
decides to Register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights) on a form that would be suitable for a registration involving solely Registrable Securities, the Company will: (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws), and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance),and in any underwriting involved therein, all the Registrable securities specified in a written request delivered to the Company by any Holder within 20 days after written notice from the Company.

          (b)  Underwriting in Piggyback Registration.
               --------------------------------------

               (i)  Notice of Underwriting in Piggyback Registration. If the
                    ------------------------------------------------
Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 7(a). In such event the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 7. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 7.

               (ii) Marketing Limitation in Piggyback Registration. In the event
                    ----------------------------------------------
the Underwriter's Representative advises the Holders seeking registration of Registrable Securities pursuant to Section 7 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in Section 7(b)(iii)) may:

                    (A) in the case of the Company's initial Registered public offering, exclude some or all Registrable Securities from such registration and underwriting; and

                    (B) in the case of the Registered public offerings subsequent to the initial public offering, limit the number of shares of Registrable Securities to be included in such Registration and underwriting to not less than thirty percent (30%) of the securities included in such Registration (based on aggregate market values).

            (iii)   Allocation of Shares in Piggyback Registration. In the event
                    ----------------------------------------------
that the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Section 7(b)(ii), the number of shares to be included in such Registration shall be allocated (subject to Section 7(b)(ii)) in the following manner: The shares (other than Registrable Securities) held by officers or directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation. If a limitation of the number of shares is still required after such exclusion, the number of shares that may be included in the Registration and underwriting by selling shareholders shall be allocated among all other Holders thereof and other holders of securities other than Registrable Securities requesting and legally entitled to include shares in such Registration, in proportion, as nearly as practicable, to the respective amounts of securities (including Registrable Securities) which such Holders and such other holders would otherwise be entitled to include in such Registration. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 7(b)(iii) shall be included in the Registration Statement.

            (iv)    Withdrawal in Piggyback Registration. If any Holder
                    ------------------------------------
disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

       (c)  Blue Sky in Piggyback Registration. In the event of any Registration
            ----------------------------------
of Registrable Securities pursuant to Section 7, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

   8.  Expenses of Registration. All Registration Expenses incurred in
       ------------------------
connection with (i) two Registrations pursuant to Section 6(a); (ii) all Registrations on Form S-3 pursuant to Section 6(c); and (iii) all Registrations pursuant to Section 7, shall be borne by the Company. All Registration Expenses incurred in connection with any other Registration, qualification or compliance shall be apportioned among the Holders and other holders of the securities so Registered on the basis of the number of shares so Registered. Notwithstanding the above, the Company shall not be required to pay for the expenses of any Registration proceeding begun pursuant to Section 6 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be Registered (which Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand Registration pursuant to Section 6; provided further, however, that if at the time of such withdrawal, the Holders have learned of a Material Adverse Event with respect to the condition, business or prospects of the Company either: (i) not known to the Holders at the time of their request, or (ii) not made known to the Holders within 15 days after their request, then the Holders shall not be required to pay any Registration Expenses and shall retain their rights pursuant to Section 6. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

     9.   Registration Procedures. The Company will keep each Holder whose
          -----------------------
Registrable Securities are included in any Registration pursuant to this Agreement advised as to the initiation and completion of such Registration. At its expense the Company will: (a) use its best efforts to keep such Registration effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the Registration statement relating thereto, whichever first occurs; and (b) furnish such number of prospectuses (including preliminary prospectuses) and other documents as a Holder from time to time may reasonably request.

     10.  Information Furnished by Holder. It shall be a condition precedent of
          -------------------------------
the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request in connection with such Registration.

     11.  Indemnification.
          ---------------

          (a)  Company's Indemnification of Holders. To the extent permitted by
               ------------------------------------
law, the Company will indemnify each Holder, each of its officers, directors and constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by the Company of any rule or regulation promulgated under the Securities Act, the 1934 Act, or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance; and the Company will reimburse each such Holder, each such underwriter and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred (and as incurred) in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 11(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withhold); provided further, however, that if the Company and the Holder disagree as to the reasonableness of the settlement terms, they shall mutually agree upon an independent counsel to review the matter and resolve the dispute, with the cost of such counsel to be split between the company and the Holder; and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, underwriter ,or controlling person and stated to be for use in connection with the offering of securities of the Company.

          (b)  Holder's Indemnification of Company. To the extent permitted by
               -----------------------------------
law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and constituent partners and each person controlling such other Holder, against all claims, losses, damages and liabilities(or action in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission)to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification or compliance; and will reimburse the Company, such Holders, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company; pro-vided, however, that each Holder's liability under this Section 11(b) shall not exceed the gross proceeds received by such Holder from the offering of securities made in connection with such Registration.


          (c)  Indemnification Procedure. Promptly after receipt by an
               -------------------------
indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably deter-mines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 11, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 11, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 11.

          (d)  Contribution. If the indemnification provided for in this Section
               ------------
11 is for any reason held to be unavailable, or insufficient to hold harmless an indemnified party under this Section 11 with respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and of the indemnified party on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations; provided, however, that each Holder's liability under this Section 11(d) shall not exceed such Holder's gross proceeds from the offering of securities made in connection with a Registration pursuant to this Agreement. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of this Section 11(d) each person, if any, who controls, within the meaning of the Securities Act, any indemnified party shall have the same rights to contribution as such indemnified party, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who shall have signed the Registration Statement and each director of the company shall have the same rights to contribution as the company. Any party entitled to contribution, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 11(d), will notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 11(d). Notwithstanding the fore-going, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling.

     12.  Limitations on Registration Rights Granted to other Securities. From
          --------------------------------------------------------------
and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any information or Registration rights, except that, with the consent of the Holders of a majority of the aggregate of the Registrable Securities then outstanding, additional holders may be added as parties to this Agreement with regard to any or all securities of the Company held by them. Any such additional parties shall execute a counterpart of this Agreement and, upon execution by such additional parties and by the Company, shall be considered an Investor for all purposes of this Agreement. The additional parties and the additional Registrable Securities shall be identified in an amendment to Schedule A hereto.

     13.  Transfer of Rights. The rights to information under Sections 2, 3 and
          ------------------
4 and the right to cause the Company to Register securities granted by the Company to the Investors under this Agreement may be assigned by any Holder to a transferee or assignee of any Convertible Securities or Registrable Securities not sold to the public acquiring at least 50,000 shares of such Holder's Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like); provided, however, that (i) the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such information and Registration rights are being assigned, and (ii) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of the Company, in its best judgment, to be a competitor or potential competitor of the Company. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares that must be transferred, any Holder that is a partnership may transfer such Holder's Registration rights to such Holder's constituent partners without restriction as to the number or percentage of shares acquired by any such constituent partner.

     14.  Market Stand-Off. Each Holder hereby agrees that, if so requested by
          ----------------
the Company and the Underwriter's Representative (if any), such Holder shall not sell or otherwise transfer any Registrable Securities or other securities of the Company held by it for a period of up to 180 days or such shorter duration as may be agreed upon by the Company and the Underwriters following the effective date of a Registration Statement of the Company filed under the Securities Act; provided, however, that;

          (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

          (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

     15.  Reports Under Securities Exchange Act of 1934. With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (i) make and keep public information available, as those terms are defined in Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (ii) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken, as required under the 1934 Act, no later than 120 days after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (iii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

               (iv) furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such plan.

     16.  Termination of Registration Rights. The Registration rights granted
          ----------------------------------
pursuant to this Agreement shall terminate as to an Investor (i) at such time after the Company's initial Registered public offering as all Registrable Securities held by such Investor can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144, or (ii) five years after the effective date of the Company's initial Registered public offering.

     17.  Right of First Refusal. The Company hereby grants to each Investor the
          ----------------------
right of first refusal to purchase, pro rata, a portion of any New Securities (as defined in this Section 17) that the Company may, from time to time, propose to sell and issue. Such Investor's pro rata share of any offering of New Securities, for purposes of this right of first refusal, is the ratio of the aggregate number of shares of Common Stock into which the shares of Convertible Securities or any other securities of the Company held by such Investor are convertible or have been converted, to the total number of outstanding shares of Common Stock of the Company (assuming, for purposes of such calculation, complete conversion of all outstanding convertible securities). This right of first refusal shall be subject to the following provisions:

          (a) "New Securities" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common-Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include(i) securities issuable upon conversion of or with respect to the Series A or Series B Preferred Stock; (ii) securities offered to the public pursuant to a registration statement filed under the Securities Act pursuant to approval of the Board of Directors of the Company; (iii) securities issued pursuant to the acquisition of another corporation or entity by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company owns not less than fifty-one percent (51%) of the voting power of such resulting corporation or entity; (iv) 708,537 shares of the company's Common Stock (or related options) issued to employees, officers or consultants of the Company pursuant to any employee stock offering, plan or arrangement approved by the Board of Directors; (v) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend or recapitalization by the Company; or (vi) securities issued pursuant to and in consideration of the acquisition of a license or other rights, assets or technology from third parties or by third parties from the Company (provided that such issuances are primarily for other than equity financing purposes), or in connection with any lease financings relating to the Company's assets, on the condition that such issuance and acquisition is approved by the incumbent Board of Directors.

          (b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Investor that holds a right of first refusal under Section 17 hereof written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Investor shall have twenty (20) days from the effective date of any such notice to agree to purchase his pro rata share of such New Securities for the price and upon the general terms specified in the notice by delivering written notice to the Company and stating therein the quantity of New Securities to be purchased. Each Investor shall have a right of over allotment such that if any Investor fails to exercise his right hereunder to purchase his pro rata portion of New Securities, the Company shall so notify the other Investors and the other Investors may purchase the nonpurchasing Investor's portion on a pro rata basis, by delivering a written notice to the Company within five (5) days from the effective date of such notice.

          (c) In the event that Investors fail to exercise in full the right of first refusal within said twenty (20) day period, the Company shall have ninety
(90) days thereafter to sell the New Securities with respect to which the Investors' rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice . In the event the Company has not sold the New Securities within such ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

          (d) The right of first refusal granted under this Agreement shall expire upon the closing of the first firmly underwritten public offering of Common Stock of the Company pursuant to a Registration Statement filed with, and declared effective by, the commission under the Securities Act, on terms and conditions approved by the Board of Directors of the Company.

          (e) This right of first refusal is not assignable without the written consent of the Company (which consent will not be unreasonably withheld), provided that such written consent shall not be required in connection with a transfer of shares of Convertible Securities or Common Stock issued on conversion thereof to an affiliate or a partner of the Investor or a transfer not involving a change in beneficial ownership.

     18.  Miscellaneous.
          -------------

          (a)  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California residents.

          (b)  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (c)  Headings. The headings of the Sections of this Agreement are for
               --------
convenience and shall not by themselves determine the interpretation of this Agreement.

          (d)  Notices. Any notice required or permitted hereunder shall be
               -------
given in writing and shall be conclusively deemed effectively given upon personal delivery, or five days after deposit in the United States mail, by registered or certified mail (or by airmail, if notice shall be sent outside the United States), postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Investor, at such Investor's address as set forth on Schedule A, or at such other address as the Company or such Investor may designate by ten (10) days' advance written notice to the Investors or the Company, respectively. Any notice sent outside the United States shall also be telexed or telecopied.

          (e)  Amendment of Agreement. Except as otherwise provided in Section
               ----------------------
12, any provision of this Agreement may be amended and the observance thereof may be waived, only by a written instrument signed by the Company and by persons holding at least a majority of the Registrable Securities as defined in Section 1 of this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each subsequent holder of all such Registrable Securities and the Company.

          (f)  Entire Agreement. This Agreement constitutes the full and entire
               ----------------
understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants relating to such subject matter, except as specifically set forth herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

The Company:                        NATUS MEDICAL INCORPORATED
                                    a California corporation

                                    By: /s/ Will Moore
                                       --------------------------------

                                    Title: President and CEO
                                          -----------------------------

The Investors:                      TRINITY VENTURES II, L.P.,
                                    a California Limited Partnership

                                    By: Trinity TVL Partners, L.P.,
                                        Its General Partner

                                    By: /s/ David Nierenberg
                                       --------------------------------

                                    Title: General Partner
                                          -----------------------------

                                    TRINITY VENTURES III, L.P.
                                    a California Limited Partnership

                                    By: Trinity TVL Partners, L.P.
                                        Its General Partner

                                    By: /s/ David Nierenberg
                                       --------------------------------

                                    Title: General Partner
                                          -----------------------------

                                    TRINITY SIDE-BY-SIDE I, L.P.
                                    a California Limited Partnership

                                    By: Trinity TVL Partners, L.P.,
                                        Its General Partner

                                    By: /s/ David Nierenberg
                                       --------------------------------

                                    Title: General Partner
                                          -----------------------------

                                    DELPHI BIOVENTURES, L.P.

                                    By: Delphi Management Partners
                                        General Partner

                                    By: /s/ James J. Bochnowski
                                        ________________________________

                                    Title: General Partner
                                          _____________________________

                                    DELPHI BIOINVESTMENTS, L.P.

                                    By: Delphi Management Partners
                                        General Partner

                                    By: /s/ James J. Bochnowski
                                       ________________________________

                                    Title: General Partner
                                          _____________________________


                                     /s/ Henry Hamilton
                                    ___________________________________
                                    Henry H. Hamilton, MD

                                     /s/ Larry Haimovitch
                                    ___________________________________
                                    Larry Haimovitch

                                     /s/ Robin Wolaner
                                    ___________________________________
                                    Robin Wolaner

                                     /s/ William New, Jr., MD
                                    ___________________________________
                                    William New, Jr., MD

                                     /s/ John Porter
                                    ___________________________________
                                    John Porter

                                     /s/ Maurizio Liverani
                                    ___________________________________
                                    Maurizio Liverani

                                     /s/ Jeffrey Harrison
                                    ___________________________________
                                    Jeffrey Harrison

                                    William M. and Patricia A. Moore, Trustees under the Moore Family Trust Agreement April 8, 1988

                                    By: /s/ William M. Moore
                                       _______________________________________

                                    Title:____________________________________

                                    The Prinn Family Trust U.T.D.

                                    11/11/79


                                    By: /s/ Brian Prinn
                                        _______________________________________

                                    Title:   Trustee
                                           ____________________________________

                                    WS INVESTMENTS 91C


                                    By: /s/ Robert P. Latta
                                        _______________________________________

                                    Title:   V.P.
                                           ____________________________________

                                     /s/ Tracie L. Austin
                                    __________________________________________
                                    Tracie L.  Austin

                                     /s/ Mary Sinclair
                                    __________________________________________
                                    Mary Sinclair

                                     /s/ John Turner
                                    __________________________________________
                                    John Turner

                                    COMMUNICORE

                                    By: /s/ Illegible
                                        ______________________________________

                                    Title:   President
                                           ___________________________________

                                     /s/ Ken Traverso
                                    __________________________________________
                                    Ken Traverso

                                     /s/ Tamma Norwood
                                    __________________________________________
                                    Tamma Norwood

                                    /s/ Neal Higgs
                                    __________________________________________
                                    Neal Higgs

                                    /s/ Cathy Cates
                                    __________________________________________
                                    Cathy Cates

                                    /s/ Scott Kadash
                                    __________________________________________
                                    Scott Kadash

                                    /s/ Kathryn Gelbman
                                    __________________________________________
                                    Kathryn Gelbman

                                    /s/ Stefanie Yanai
                                    __________________________________________
                                    Stefanie Yanai

                                    /s/ Jennifer Brown
                                    __________________________________________
                                    Jennifer Brown

                                    /s/ Rebecca Maa
                                    __________________________________________
                                    Rebecca Maa

                                    /s/ Patricia Moore
                                    __________________________________________
                                    Patricia Moore

                                    __________________________________________
                                    Neal Higgs


                                    __________________________________________
                                    Cathy Cates


                                    __________________________________________
                                    Scott Kadash


                                    __________________________________________
                                    Kathryn Gelbman


                                    __________________________________________
                                    Stephanie Yanai


                                    __________________________________________
                                    Jennifer Brown


                                    __________________________________________
                                    Rebecca Maa


                                    __________________________________________
                                    Patricia Moore

                                    /s/ Robert P. Latta
                                    __________________________________________
                                    Robert P. Latta

                                    /s/ Clarence Blom
                                    __________________________________________
                                    Clarence Blom

                               AMENDMENT NO. 1 TO

                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT

         This Amendment No. 1 to the Information and Registration Rights Agreement made as of August 15, 1991 by and among Natus Medical Incorporated (the "Company") and the investors listed on Schedule A thereto (the "Agreement") is made as of this 28th day of December, 1992 by and among the Company, the investors listed on Schedule A attached hereto (the "Investors") and the undersigned holders of at least a majority of the outstanding shares of Registrable Securities (the "Consenting Holders").

         WHEREAS, the Company has granted the holders of its Series A Preferred and Series B Preferred Stock certain registration rights under the Agreement;

         WHEREAS, the Company proposes to sell and issue to the Investors up to 5,000,000 shares of its Series B Preferred Stock pursuant to that certain Series B Preferred Stock Purchase Agreement dated of even date herewith (the "Series B Agreement");

         WHEREAS, as a condition of entering into the Series B Agreement, the Investors have requested that the Company extend to them the registration rights that were extended to the holders of Registrable Securities, with respect to the shares of Series B Preferred Stock set forth on Schedule A being purchased by them under the Series B Agreement; and

         WHEREAS, the Consenting Holders have agreed to the extension of such registration rights to the Investors.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

         1. All terms not defined herein shall have the meaning set forth in the Agreement.

         2. Each Investor shall be deemed an "Investor" under the Agreement.

         3. Section 17(a) (iv) of the Agreement is hereby amended to read in its entirety as follows:

            "(iv) 1,808,537 shares of the Company's Common Stock (or related options) issued to employees, officers or consultants of the Company pursuant to any employee stock offering, plan or arrangement approved by the Board of Directors;"

         4. Section 18(e) of the Agreement entitled "Amendment of Agreement" is hereby amended to add to end of the first sentence thereof the following:

        "; PROVIDED, HOWEVER, that no such amendment or waiver shall be effective to limit the application of the registration provisions of Section 6 or 7 hereof, unless the written instrument effecting such amendment or waiver shall be signed by a majority of the Registrable Securities which, as of the effective date of such instrument, do not have a two year holding period under Rule 144(d)."

     5. Except as otherwise specifically provided herein, the Agreement shall remain in full force and effect, and the Investors shall be entitled to all the rights and subject to all the restrictions thereunder, including, but not limited to, the Market Stand-Off provisions of Section 14 thereof.

     6. The Consenting Holders understand that the Investors on Schedule A represent the participants in the first closing under the Series B Agreement, and that additional participants may invest in a second closing to be held no later than thirty (30) days thereafter, provided that the aggregate number of shares of Series B Preferred Stock to be sold shall not exceed 5,000,000. The Consenting Holders agree that such additional participants shall be treated as Investors hereunder upon their execution of this Amendment and the addition of their names to Schedule A hereto.

     7. This Amendment shall become effective upon the execution of this Amendment by the Company, the Investors and the holders of at least a majority of the Registrable Securities.

     8. This Amendment may be signed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

The Company:                            NATUS MEDICAL INCORPORATED,
                                        a California corporation

                                        By: /s/ [ILLEGIBLE]
                                           --------------------------------
                                        Title:  PRESIDENT & CEO
                                              -----------------------------


Consenting Holders:
                                        TRINITY VENTURES II, L.P.,
                                        a California Limited Partnership

                                        By: Trinity TVL Partners, L.P.,
                                            Its General Partner

                                        By:  /s/ DAVID NIERENBERG
                                           --------------------------------
                                        Title:   GENERAL PARTNER
                                              -----------------------------

                                        TRINITY VENTURES II, L.P.,
                                        a California Limited Partnership

                                        By: Trinity TVL Partners, L.P.,
                                            Its General Partner

                                        By: /s/ David Nierenberg
                                           -----------------------------
                                        Title:  GENERAL PARTNER
                                              --------------------------


                                        TRINITY SIDE-BY-SIDE I, L.P.
                                        a California Limited Partnership

                                        By: Trinity TVL Partners, L.P.,
                                            Its General Partner

                                        By:  /s/ David Nierenberg
                                           -----------------------------
                                        Title:   GENERAL PARTNER
                                              --------------------------


                                        DELPHI BIOVENTURES, L.P.

                                        By: Delphi Management Partners
                                            General Partner

                                        By:  /s/ J. Bochnowski
                                           -----------------------------
                                        Title:  GP
                                              --------------------------


                                        DELPHI BI0INVESTMENTS, L.P.

                                        By: Delphi Management Partners
                                            General Partner

                                        By:  /s/ J. Bochnowski
                                           -----------------------------
                                        Title:  GP
                                              --------------------------


                                        ________________________________
                                        Henry H. Hamilton, MD


                                        /s/ Larry Haimovitch
                                        --------------------------------
                                        Larry Haimovitch

                                        ________________________________
                                        Robin Wolaner

                                        /s/ William New, Jr., MD
                                        --------------------------------
                                        William New, Jr., MD


                                        /s/ John Porter
                                        --------------------------------
                                        John Porter

                                        --------------------------------
                                        Maurizio Liverani

                                        /s/ Jeffrey Harrison
                                        --------------------------------
                                        Jeffrey Harrison

                                        William M. and Patricia A. Moore,
                                        Trustees under the Moore Family
                                        Trust Agreement April 8, 1988

                                        By: /s/ William M. Moore
                                           -----------------------------
                                        Title: Trustee
                                             ---------------------------

                                        The Prinn Family Trust U.T.D.
                                        11/11/79

                                        By:_____________________________

                                        Title:__________________________



                                        WS INVESTMENTS 9lC

                                        By: /s/ Robert P Latta
                                           -----------------------------

                                        Title: V.P.
                                             ---------------------------



                                        ________________________________
                                        Tracie L. Austin


                                        ________________________________
                                        Mary Sinclair

                                        ________________________________
                                        John Turner

                                        COMMUNICORE

                                        By: /s/ [ILLEGIBLE]
                                           -----------------------------
                                        Title:  PRESIDENT
                                              --------------------------


                                        /s/ Ken Traverso
                                        --------------------------------
                                        Ken Traverso

                                        /s/ Tamma Norwood
                                        --------------------------------
                                        Tamma Norwood

                                        /s/ Neal Higgs
                                        --------------------------------
                                        Neal Higgs

                                        ________________________________
                                        Cathy Cates

                                        /s/ Scott Kadash
                                        --------------------------------
                                        Scott Kadash

                                        /s/ Kathryn M Gelbman
                                        --------------------------------
                                        Kathryn Gelbman

                                        /s/ Stephanie Yanai
                                        --------------------------------
                                        Stephanie Yanai

                                        /s/ Jennifer Brown
                                        --------------------------------
                                        Jennifer Brown

                                        ________________________________
                                        Rebecca Naa

                                        /s/ Patricia Moore
                                        --------------------------------
                                        Patricia Moore

                                        DELPHI BIOVENTURES II, L.P.

                                        By: Delphi Management Partners, L.P.
                                            General Partner

                                        By:_____________________________

                                        Title:__________________________


                                        DELPHI BIOINVESTMENTS, L.P.

                                        By: Delphi Management Partners, L.P.
                                            General Partner


                                        By:_____________________________

                                        Title:__________________________


                                        DELPHI BIOINVESTMENTS II, L.P.

                                        By: Delphi Management Partners, L.P.
                                            General Partner


                                        By:_____________________________

                                        Title:__________________________


                                        ________________________________
                                        William New, Jr.


                                        ________________________________
                                        John Porter


                                        COMMUNICORE

                                        By:_____________________________

                                        Title:__________________________



                                        ________________________________
                                        Larry Haimovitch

                                        /s/ Neal P. Higgs
                                        --------------------------------
                                        Neal P. Higgs

                                        /s/ Scott Kadash
                                        --------------------------------
                                        Scott Kadash

                                        /s/ Karen Schultheis
                                        --------------------------------
                                        Karen Schultheis

                                        Funds identified by Berkeley
                                        International Capital Corporation:

                                        ____________________________________
                                        Scott Kadash

                                        ____________________________________
                                        Karen Schultheis


                                        BERKELEY MEDICAL INVESTMENTS LIMITED

                                        By: FOR KLEINWORT BENSON
                                            (JERSEY) LIMITED  AS CUSTODIAN
                                           ---------------------------------

                                        Title: [ILLEGIBLE]
                                              ------------------------------
                                               DIRECTOR
                                              ------------------------------

                                        BERKELEY/NED DEVELOPMENT CAPITAL
                                        LIMITED

                                        By: FOR KLEINWORT BENSON
                                            (JERSEY) LIMITED  AS CUSTODIAN
                                           ---------------------------------

                                        Title: [ILLEGIBLE]
                                              ------------------------------
                                               DIRECTOR
                                              ------------------------------

                                        ____________________________________
                                        Karen Schultheis

                                        BERKELEY MEDICAL INVESTMENTS LIMITED

                                        By:_________________________________

                                        Title:______________________________



                                        BERKELEY/NED DEVELOPMENT CAPITAL
                                        LIMITED

                                        By:_________________________________

                                        Title:______________________________


                                        SURVIVORS TRUST OF THE GELBMAN
                                        FAMILY TRUST DATED JUNE 4, 1991

                                        By: /s/ Kathryn  M Gelbman
                                           ---------------------------------

                                        Title:  TRUSTEE
                                             -------------------------------

                                        /s/ Tracie Mathisen
                                        ------------------------------------
                                        Tracie Mathisen

                                        /s/ Jennifer Brown
                                        ------------------------------------
                                        Jennifer Brown

                               AMENDMENT NO. 2 TO

                  INFORMATION AND REGISTRATION RIGHTS AGREEMENT

         This Amendment No. 2 to the Information and Registration Rights Agreement made as of August 15, 1991 and amended as of December 28, 1992 by and among Natus Medical Incorporated (the "Company") and the investors listed on Schedule A thereto (the "Agreement") is made as of this 12th day of June, 1995 by and among the Company, the investors listed on Schedule A attached hereto, as such Schedule may be amended from time to time to reflect additional investors in Subsequent Closings as defined in that certain Series C Preferred Stock Purchase Agreement (the "Series C Agreement") dated of even date herewith (the "Investors"), and the undersigned holders of at least a majority of the outstanding shares of Registrable Securities (the "Consenting Holders").

         WHEREAS, the Company has granted the holders of its Series A Preferred and Series B Preferred Stock certain registration rights under the Agreement;

         WHEREAS, the Company proposes to sell and issue to the Investors up to 2,222,223 shares of its Series C Preferred Stock pursuant to the Series C Agreement;

         WHEREAS, as a condition of entering into the Series C Agreement, the Investors have requested that the Company extend to them the registration rights that were extended to the holders of Registrable Securities, with respect to the shares of Series C Preferred Stock set forth on Schedule A being purchased by them under the Series C Agreement; and

         WHEREAS, the Consenting Holders have agreed to the extension of such registration rights to the Investors.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

         1. All terms not defined herein shall have the meaning set forth in the Agreement.

         2. Each Investor shall be deemed an "Investor" under the Agreement.

     3. Except as otherwise specifically provided herein, the Agreement shall remain in full force and effect, and the Investors shall be entitled to all the rights and subject to all the restrictions thereunder, including, but not limited to, the Market Stand-Off provisions of Section 14 thereof.

     4. This Amendment shall become effective upon the execution of this Amendment by the Company, the Investors and the holders of at least a majority of the Registrable Securities.

     5. This Amendment may be signed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

The Company:                            NATUS MEDICAL INCORPORATED,
                                        a California corporation

                                        By: _____________________________

                                        Title:___________________________

Consenting Holders:                     TRINITY VENTURES II, L.P.,
                                        a California Limited Partnership

                                        By:   Trinity TVL Partners, L.P.,
                                              Its General Partner

                                        By:______________________________

                                        Title:___________________________


                                         TRINITY VENTURES III, L.P.
                                         a California Limited Partnership

                                         By:   Trinity TVL Partners, L.P.,
                                               Its General Partner

                                        By:______________________________

                                        Title: __________________________

                                        TRINITY SIDE-BY-SIDE I, L.P.
                                        a California Limited Partnership

                                        By:    Trinity TVL Partners, L.P.,
                                               Its General Partner

                                        By:______________________________

                                        Title:___________________________


                                        DELPHI VENTURES, L.P.

                                        By:  Delphi Management Partners
                                             General Partner

                                        By:______________________________

                                        Title:___________________________


                                        DELPHI VENTURES II, L.P.

                                        By:  Delphi Management Partners, L.P.
                                             General Partner

                                        By:______________________________

                                        Title:___________________________


                                        DELPHI INVESTMENTS, L.P.

                                        By:  Delphi Management Partners
                                             General Partner

                                        By:______________________________

                                        Title:___________________________

                                        DELPHI INVESTMENTS II, L.P.

                                        By:    Delphi Management Partners, L.P.
                                               General Partner

                                        By:____________________________________

                                        Title:_________________________________


                                        _______________________________________
                                        Henry H. Hamilton, MD

                                        _______________________________________
                                        Larry Haimovitch

                                        _______________________________________
                                        Robin Wolaner

                                        _______________________________________
                                        William New, Jr., MD

                                        _______________________________________
                                        John Porter

                                        _______________________________________
                                        Maurizio Liverani

                                        _______________________________________
                                        Jeffrey Harrison

                                        WILLIAM M. AND PATRICIA A. MOORE,
                                        TRUSTEES UNDER THE MOORE FAMILY
                                        TRUST AGREEMENT APRIL 8, 1988

                                        By:____________________________________

                                        Title:_________________________________

                                        THE PRINN FAMILY TRUST U.T.D.
                                        11/11/79

                                        By:__________________________

                                        Title:_______________________

                                        WS INVESTMENTS 9lC

                                        By:__________________________

                                        Title:_______________________

                                        _____________________________
                                        Tracie L. Austin Mathisen

                                        _____________________________
                                        Mary Sinclair

                                        COMMUNICORE

                                        By:__________________________

                                        Title:_______________________

                                        _____________________________
                                        Ken Traverso

                                        _____________________________
                                        Tamma Norwood Davis

                                        _____________________________
                                        Neal Higgs

                                       ______________________________
                                        Cathy Cates

                                        _______________________________________
                                        Scott Kadash

                                        _______________________________________
                                        Stephanie Yanai Yamada

                                        _______________________________________
                                        Jennifer Brown

                                        _______________________________________
                                        Rebecca Maa

                                        _______________________________________
                                        Robert P. Latta

                                        _______________________________________
                                        Debra A. Jensen

                                        _______________________________________
                                        Clarence Blom

                                        _______________________________________
                                        Karen Schultheis

                                        BG SERVICES LIMITED

                                        By:____________________________________

                                        Title:_________________________________


                                        BERKELEY/NED DEVELOPMENT CAPITAL
                                        LIMITED

                                        By:____________________________________

                                        Title:_________________________________


                                        CREDIT SHELTER TRUST OF THE
                                        GELBMAN FAMILY TRUST DTD 6/4/91

                                        By:____________________________________

                                        Title:_________________________________


                                        SURVIVORS TRUST OF THE GELBMAN
                                        FAMILY TRUST DATED JUNE 4, 1991

                                        By:____________________________________

                                        Title:_________________________________


                                        RABOBANK NOMINEES GUERNSEY LIMITED

                                        By:____________________________________

                                        Title:_________________________________


Investors:                              BG SERVICES LIMITED
(First Closing)
                                        By:____________________________________

                                        Title:_________________________________


                                        K.B. (C.I.) NOMINEES LIMITED AS
                                        NOMINEES FOR BERKELEY/NED DEVELOPMENT
                                        CAPITAL LIMITED

                                        By:____________________________________

                                        Title:_________________________________

                                        TRINITY VENTURES II, L.P.,
                                        a California Limited Partnership

                                        By: Trinity TVL Partners, L.P.,
                                            Its General Partner

                                        By:____________________________________

                                        Title:_________________________________


                                        TRINITY VENTURES III, L.P.
                                        a California Limited Partnership

                                        By: Trinity TVL Partners, L.P.,
                                            Its General Partner

                                        By:____________________________________

                                        Title:_________________________________


                                        TRINITY SIDE-BY-SIDE I, L.P.
                                        a California Limited Partnership

                                        By: Trinity TVL Partners, L.P.,
                                            Its General Partner

                                        By:____________________________________

                                        Title: ________________________________


                                        DELPHI VENTURES, L.P.

                                        By: Delphi Management Partners
                                            General Partner

                                        By:____________________________________

                                        Title:_________________________________

                                        DELPHI VENTURES II, L.P.

                                        By: Delphi Management Partners, L.P.
                                            General Partner

                                        By:____________________________________

                                        Title:_________________________________


                                        DELPHI INVESTMENTS, L.P.

                                        By: Delphi Management Partners
                                            General Partner

                                        By:____________________________________

                                        Title:_________________________________


                                        DELPHI INVESTMENTS II, L.P.

                                        By: Delphi Management Partners, L.P.
                                            General Partner

                                        By:____________________________________

                                        Title:_________________________________

                                        _______________________________________
                                        William New, Jr., MD

                                        _______________________________________
                                        William Oates

 Investors:
 (Subsequent Closings)
                                        _______________________________________
                                        A. Gene Banman

                                        _______________________________________
                                        Laura Bordelman

                                        _______________________________________
                                        Cathy Cates

                                        _______________________________________
                                        Stacia Freeman

                                        _______________________________________
                                        Linda Fuggiti

                                        _______________________________________
                                        Neal Higgs

                                        _______________________________________
                                        Mary Beth Palacios

                                        _______________________________________
                                        John Porter

                                        _______________________________________
                                        Joseph Sarakaitis

                                        _______________________________________
                                        Rachel N. Than


                                        _______________________________________
                                        Ken Traverso

                                        _______________________________________
                                        Aaron Castro

                              AMENDMENT NO.3 TO

                 INFORMATION AND REGISTRATION RIGHTS AGREEMENT


          This Amendment No. 3 to the Information and Registration Rights Agreement made as of August 15, 1991 and amended as of December 28, 1992 and June 12, 1995 by and among Natus Medical Incorporated (the "Company") and the investors listed on Schedule A thereto (the "Agreement") is made as of this 10th day of November, 1995 by and among the Company, the investors listed on Schedule A attached hereto, as such Schedule may be amended from time to time to reflect additional investors in Subsequent Closings as defined in that certain Series C Preferred Stock and Warrant Purchase Agreement (the "Series C Preferred Stock and Warrant Agreement") dated of even date herewith (the "Investors"), and the undersigned holders of at least a majority of the outstanding shares of Registrable Securities (the "Consenting Holders").

          WHEREAS, the Company has granted the holders of its Series A Preferred, Series B Preferred and Series C Preferred Stock certain registration rights under the Agreement;

          WHEREAS, the Company proposes to sell and issue to the Investors up to 2,443,062 additional shares of its Series C Preferred Stock and Warrants to purchase up to 3,053,827 shares of its Series C Preferred Stock pursuant to the Series C Preferred Stock and Warrant Agreement;

          WHEREAS, as a condition of entering into the Series C Preferred Stock and Warrant Agreement, the Investors have requested that the Company extend to them the registration rights that were extended to the holders of Registrable Securities, with respect to the shares of Series C Preferred Stock and the Warrants to purchase Series C Preferred Stock set forth on Schedule A being purchased by them under the Series C Preferred Stock and Warrant Agreement; and

          WHEREAS, the Consenting Holders have agreed to the extension of such registration rights to the Investors.

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

     1. The term "Convertible Securities" as set forth in Section 1(b) of the Agreement shall be amended to read in its entirety:

               "'Convertible Securities' shall mean the Series A, Series B and
                 ----------------------
          Series C Preferred Stock of the Company."

     2. All terms not defined herein shall have the meaning set forth in the Agreement.

     3. Each Investor shall be deemed an "Investor" under the Agreement.

     4. Except as otherwise specifically provided herein, the Agreement shall remain in full force and effect, and the Investors shall be entitled to all the rights and subject to all the restrictions thereunder, including, but not limited to, the Market Stand-Off provisions of Section 14 thereof.

     5. This Amendment shall become effective upon the execution of this Amendment by the Company, the Investors and the Consenting Holders.

     6. This Amendment may be signed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

     The Company:                    NATUS MEDICAL INCORPORATED,
                                     a California corporation

                                         By:__________________________


                                         Title:_______________________



     Investors:                          _____________________________
                                         William New, Jr.


                                     DELPHI VENTURES, L.P.
                                         By: Delphi Management Partners, L.P.
                                             General Partner


                                         By:__________________________
                                                  General Partner

                                         DELPHI VENTURES II, L.P.
                                         By: Delphi Management Partners II, L.P.
                                             General Partner


                                         By:_____________________________

                                     DELPHI INVESTMENTS, L.P.
                                         By: Delphi Management Partners, L.P.
                                             General Partner


                                         By:__
                                               General Partner


                                         DELPHI INVESTMENTS II, L.P.
                                         By: Delphi Management Partners II, L.P.
                                             General Partner


                                         By:__
                                               General Partner


                                         TRINITY VENTURES II, L.P.,
                                         a California Limited Partnership

                                         By: Trinity TVL Partners, L.P.,
                                             Its General Partner


                                         By:__

                                         Title:_


                                         TRINITY VENTURES III, L.P.
                                         a California Limited Partnership

                                         By: Trinity TVL Partners, L.P.,
                                             Its General Partner


                                         By:__

                                         Title:_

                                         TRINITY SIDE-BY-SIDE I, L.P.
                                         a California Limited Partnership

                                         By: Trinity TVL Partners, L.P.,
                                             Its General Partner


                                         By:__

                                         Title:_

     Subsequent Closing:
                                     THE AURORA FUND


                                         By:__

                                         Title:_


                                         ______
                                         Allard C. & Mary K. Villere


                                         ______
                                         James D. & Carol A. Banman


                                         ______
                                         Laura Berdelman


                                         ______
                                         Cathy Cates


                                         ______
                                         Stacia Freeman


                                         ______
                                         Linda Fuggiti


                                         ______
                                         Neal Higgs

                                         ______
                                         Lin Murray


                                         ______
                                         Paula Ramey-Perez


                                         ______
                                         Joseph Sarakaitis


                                         ______
                                         Bernhard Sterling


                                         ______
                                         A. Gene Banman


                                         ______
                                         Esther and Steve Kadash


                                         ______
                                         Robin Wolaner


                                         ______
                                         Bret Herscher

                                         NOON ASSOCIATES, INC.


                                         By:__
                                              John Noon

                                         DAVID & PATRICIA NIERENBERG 1993
                                         IRREVOCABLE TRUST, LAWRENCE K.
                                         ORR TRUSTEE, JUNE 11, 1993


                                         By:__
                                               Trustee

                                         WS INVESTMENT COMPANY 96A


                                         By:__

                                         Title:__

                                         ______
                                         Michael and Jane Felmlee

                                         ______
                                         Joel Felmlee

                                         ______
                                         Larry Haimovitch


                                         GRACECHURCH CO.


                                         By:____________________________

                                         Title:_________________________


                                         _______________________________
                                         Ken Traverso

     Consenting Holders:                 DELPHI VENTURES, L.P.
                                         By: Delphi Management Partners, L.P.
                                             General Partner


                                         By:__
                                               General Partner

                                         DELPHI VENTURES II, L.P.
                                         By: Delphi Management Partners II, L.P.
                                             General Partner


                                         By:__
                                               General Partner

                                         DELPHI INVESTMENTS, L.P.
                                         By: Delphi Management Partners, L.P.
                                             General Partner


                                         By:__
                                               General Partner


                                         DELPHI INVESTMENTS II, L.P.
                                         By: Delphi Management Partners II, L.P.
                                             General Partner


                                         By:__
                                              General Partner


                                         TRINITY VENTURES II, L.P.,
                                         a California Limited Partnership

                                         By: Trinity TVL Partners, L.P.,
                                             Its General Partner


                                         By:__

                                         Title:__

                                         TRINITY VENTURES III, L.P.
                                         a California Limited Partnership

                                         By: Trinity TVL Partners, L.P.,
                                             Its General Partner


                                         By:__

                                         Title:_

                                         TRINITY SIDE-BY-SIDE I, L.P.
                                         a California Limited Partnership

                                         By: Trinity TVL Partners, L.P.,
                                             Its General Partner


                                         By:__

                                         Title:_


                                         ______
                                         Henry H. Hamilton, MD


                                         ______
                                         Larry Haimovitch


                                         ______
                                         Robin Wolaner


                                         ______
                                         William New, Jr., MD


                                         ______
                                         John Porter


                                         ______
                                         Maurizio Liverani


                                         ______
                                         Jeffrey Harrison

                                         WILLIAM M. AND PATRICIA A. MOORE,
                                         TRUSTEES UNDER THE MOORE FAMILY
                                         TRUST AGREEMENT APRIL 8, 1988


                                         By:__

                                         Title:_


                                     THE PRINN FAMILY TRUST U.T.D. 11/11/79


                                         By:__

                                         Title:_


                                         WS INVESTMENTS 91C


                                         By:__

                                         Title:_


                                         ______
                                         Tracie L. Austin Mathisen


                                         ______
                                         Mary Sinclair


                                         COMMUNICORE

                                         By:__

                                         Title:_


                                         ______
                                         Ken Traverso


                                         ______
                                         Tamma Norwood Davis

                                         ______
                                         Neal Higgs


                                         ______
                                         Cathy Cates


                                         ______
                                         Scott Kadash


                                         ______
                                         Stephanie Yanai Yamada


                                         ______
                                         Jennifer Brown


                                         ______
                                         Rebecca Maa


                                         ______
                                         Robert P. Latta


                                         __________________________
                                         Debra A. Jensen


                                         ______
                                         Clarence Blom


                                         ______
                                         Karen Schultheis


         Natus Medical - Information and Registration Rights Agreement

                                         BG SERVICES LIMITED

                                         By:__

                                         Title:_


                                         CREDIT SHELTER TRUST OF THE
                                         GELBMAN FAMILY TRUST DTD 6/4/91


                                         By:__

                                         Title:_


                                         SURVIVORS TRUST OF THE GELBMAN
                                         FAMILY TRUST DATED JUNE 4, 1991


                                         By:__

                                         Title:_


                                         RABOBANK NOMINEES GUERNSEY
                                         LIMITED


                                         By:__

                                         Title:_


                                         K.B. (C.I.) NOMINEES LIMITED AS
                                         NOMINEES FOR BERKELEY/NED
                                         DEVELOPMENT CAPITAL LIMITED


                                         By:__

                                         Title:_


         Natus Medical - Information and Registration Rights Agreement

                                         ______________________________
                                         William Oates


                                         ____________________________________
                                         A. Gene Banman


                                         ______________________________
                                         Laura Berdelman


                                         ______________________________
                                         Stacia Freeman


                                         __________________________________
                                         Linda Fuggiti


                                         __________________________________
                                         Marybeth Bach-Palacios


                                         __________________________________
                                         Joseph Sarakaitis


                                         __________________________________
                                         Rachel N. Than


                                         __________________________________
                                         Aaron Castro


         Natus Medical - Information and Registration Rights Agreement

                                         GRACECHURCH CO.


                                         By:________________________________

                                         Title:_____________________________



                                         ___________________________________
                                         Ken Traverso


         Natus Medical - Information and Registration Rights Agreement

                              AMENDMENT NO. 4 TO

                 INFORMATION AND REGISTRATION RIGHTS AGREEMENT


     This Amendment No. 4 to the Information and Registration Rights Agreement made as of August 15, 1991 and amended as of December 28, 1992 and June 12, 1995 and November 10, 1995 by and among Natus Medical Incorporated (the "Company") and the investors listed on Schedule A thereto (the "Agreement") is made as of this 23th day of April, 1997 by and among the Company, Medical Research Council, London, United Kingdom ("MRC"), Synergy Partners ("Synergy"), the investors listed on Schedule A attached hereto, who are parties to that certain Series D Preferred Stock Purchase Agreement (the "Series D Preferred Stock Agreement") dated of even date herewith (collectively with MRC and Synergy, the "Series D Purchasers"), and the undersigned holders of at least a majority of the outstanding shares of Registrable Securities (the "Consenting Holders").

     WHEREAS, the Company has granted the holders of its Series A Preferred, Series B Preferred and Series C Preferred Stock certain registration rights under the Agreement;

     WHEREAS, the Company proposes to sell and issue to the Series D Purchasers up to 4,000,000 shares of its Series D Preferred Stock pursuant to the Series D Preferred Stock Agreement, and as part of that total number of Series D Preferred Stock (i) to issue to MRC up to 40,000,000 shares as a payment of certain of the Company's royalty obligations to MRC and (ii) to issue to Synergy as a placement fee of up to 2.5 percent of the proceeds of the offering to Japanese investors represented by Synergy;

     WHEREAS, as a condition of entering into the Series D Preferred Stock Agreement, the Series D Purchasers have requested that the Company extend to them the registration rights that were extended to the holders of Registrable Securities, with respect to the shares of Series D Preferred Stock set forth on Schedule A being purchased by them under the Series D Preferred Stock Agreement or otherwise acquired;

     WHEREAS, pursuant to Sections 12 and 17 of the Agreement, the Agreement may be amended by the written consent of the Company and the Series A Preferred, Series B Preferred and Series C Preferred holding at least a majority of the Registrable Securities as defined in the Agreement; and

     WHEREAS, The Company and the Consenting Holders having not less than the minimum number of shares required to amend the Agreement have consented in writing to this Amendment whereby the information and registration rights will be extended to the Series D Preferred Stock Purchasers.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

     1. The term "Convertible Securities" as set forth in Section 1(b) of the Agreement shall be amended to read in its entirety:

               "'Convertible Securities' shall mean the Series A, Series B,
                 ----------------------
               Series C and Series D Preferred Stock of the Company."

     2. Section 17(a)(iv) of the Agreement is hereby amended to read in its entirety as follows:

               "up to 3,483,705 shares of Common Stock issued to officers, directors, and employees of and consultants to, the Corporation to be designated and approved by the Board of Directors;"

     3. All terms not defined herein shall have the meaning set forth in the Agreement.

     4. Each Series D Purchaser shall be deemed an "Investor" under the Agreement.

     5. Except as otherwise specifically provided herein, the Agreement shall remain in full force and effect, and the Series D Purchasers shall be entitled to all the rights and subject to all the restrictions thereunder, including, but not limited to, the Market Stand-Off provisions of Section 14 thereof.

     6. The Consenting Holders understand that the minimum and the maximum number of shares of Series D Preferred Stock to be sold shall not be less than 1,600,000 shares or more than 4,000,000 shares.

     7. This Amendment shall become effective upon the execution of this Amendment by the Company, the Series D Purchasers and the Consenting Holders.

     8. This Amendment may be signed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              NATUS MEDICAL INCORPORATED,
                              a California corporation

                              By: /s/ [ILLEGIBLE]
                                  -----------------------------------------

                              Title: PRESIDENT
                                    ---------------------------------------

 [Amendment No. 4 to Information and Registration Rights Agreement Signature
                                     Page]

                              AURORA VENTURES LLC


                              By:/s/ [ILLEGIBLE]
                                 ------------------------------------------

                              Title: GENERAL PARTNER (MANAGER)
                                    ---------------------------------------


                              /s/ MaryBeth Bach-Palacios
                              ---------------------------------------------
                              MaryBeth Bach-Palacios


                              /s/ A. Gene Banman
                              ---------------------------------------------
                              A. Gene Banman


                              /s/ [ILLEGIBLE]
                              ---------------------------------------------
                              James D. & Carol A. Banman


                              /s/ Laura Berdelman
                              ---------------------------------------------
                              Laura Berdelman


                              BG SERVICES LIMITED

                              By: /s/ [ILLEGIBLE]
                                 ------------------------------------------

                              Title: Directors
                                    ---------------------------------------


                              ---------------------------------------------
                              Clarence Blom


                              /s/ Jennifer Brown
                              ---------------------------------------------
                              Jennifer Brown

 [Amendment No. 4 to Information and Registration Rights Agreement Signature
                                     Page]

                              /s/ Aaron Castro
                              ---------------------------------------------
                              Aaron Castro


                              /s/ Cathy Cates
                              ---------------------------------------------
                              Cathy Cates

                              COMMUNICORE

                              By: /s/ [ILLEGIBLE]
                                 ------------------------------------------

                              Title: [ILLEGIBLE] PRESIDENT
                                    ---------------------------------------

                              _____________________________________________
                              Tamma Norwood Davis

                              DELPHI VENTURES, L.P.
                              By:   Delphi Management Partners II, L.P.
                                    General Partner

                              By: /s/ [ILLEGIBLE]
                                 ------------------------------------------
                                      General Partner

                              DELPHI VENTURES II, L.P.
                              By:   Delphi Management Partners II, L.P.
                                    General Partner

                              By: /s/ [ILLEGIBLE]
                                 ------------------------------------------
                                      General Partner

 [Amendment No. 4 to Information and Registration Rights Agreement Signature
                                     Page]

                              DELPHI INVESTMENTS, L.P.
                              By:   Delphi Management Partners II, L.P.
                                    General Partner

                              By: /s/ [ILLEGIBLE]
                                 ------------------------------------------
                                      General Partner

                              DELPHI INVESTMENTS II, L.P.
                              By:   Delphi Management Partners II, L.P.
                                    General Partner

                              By: /s/ [ILLEGIBLE]
                                  -----------------------------------------
                                      General Partner


                              /s/ Michael W. Felmlee / Jane E. Felmlee
                              ---------------------------------------------
                              Michael and Jane Felmlee


                              /s/ Joel Felmlee
                              ---------------------------------------------
                              Joel Felmlee


                              /s/ Stacia Freeman
                              ---------------------------------------------
                              Stacia Freeman


                              /s/ Linda A. Fuggiti Richard A. Fuggiti
                              ---------------------------------------------
                              Linda A. & Richard A. Fuggiti

                              GRACECHURCH CO.


                              By:__________________________________________

                              Title:_______________________________________

                              CREDIT SHELTER TRUST OF THE
                              GELBMAN FAMILY TRUST DTD 6/4/91


                              By:__________________________________________

                              Title:_______________________________________


 [Amendment No. 4 to Information and Registration Rights Agreement Signature
                                     Page]

                              CREDIT SHELTER TRUST OF THE
                              GELBMAN FAMILY TRUST DTD 6/4/91


                              By: Judy Collins
                                 ------------------------------------------

                              Title: P.O.A. For Kathryn Gelbman
                                     --------------------------------------

                              SURVIVORS TRUST OF THE GELBMAN
                              FAMILY TRUST DATED JUNE 4, 1991


                              By: Judy Collins
                                  -----------------------------------------


                              Title: P.O.A. for Kathyryn Gelbman
                                    ---------------------------------------

                              ---------------------------------------------
                              Larry Haimovitch

                              ---------------------------------------------
                              Henry H. Hamilton, MD


                              /s/ [ILLEGIBLE]
                              ---------------------------------------------
                              Jeffrey Harrison


                              ---------------------------------------------
                              Bret Herscher


                              /s/ [ILLEGIBLE]
                              ---------------------------------------------
                              Neal Higgs


                              /s/ Debra A. Jensen
                              ---------------------------------------------
                              Debra A. Jensen



 [Amendment No. 4 to Information and Registration Rights Agreement Signature
                                     Page]

                              ---------------------------------------------
                              Scott Kadash


                              /s/ Esther and Steve Kadash
                              ---------------------------------------------
                              Esther and Steve Kadash


                              K.B. (C.I.) NOMINEES LIMITED AS
                              NOMINEES FOR BERKELEY/NED DEVELOPMENT CAPITAL LIMITED


                              By: -----------------------------------------

                              Title:[ILLEGIBLE]
                                    ---------------------------------------

                              /s/ Robert P. Latta
                              ---------------------------------------------
                              Robert P. Latta


                              /s/ [ILLEGIBLE]
                              ---------------------------------------------
                              Maurizio Liverani


                              /s/ Rebecca Maa
                              ---------------------------------------------
                              Rebecca Maa


                              ---------------------------------------------
                              Joseph N. Mamola


                              ---------------------------------------------
                              Dorothy P. Mamola

 [Amendment No. 4 to Information and Registration Rights Agreement Signature
                                     Page]

                              ---------------------------------------------
                              William T. Mamola



                              /s/ Tracie L. Austin Mathisen
                              ---------------------------------------------
                              Tracie L. Austin Mathisen


                              WILLIAM M. AND PATRICIA A. MOORE,
                              TRUSTEES UNDER THE MOORE FAMILY
                              TRUST AGREEMENT APRIL 8, 1988


                              By: /s/ [ILLEGIBLE]
                              ---------------------------------------------

                              Title: TRUSTEE
                              ---------------------------------------------


                              /s/ Lin S. Murray
                              ---------------------------------------------
                              Lin Murray


                              William New. Jr.
                              ---------------------------------------------
                              William New, Jr.


                              DAVID & PATRICIA NIERENBERG 1993 IRREVOCABLE
                              TRUST, LAWRENCE K. ORR TRUSTEE JUNE 11, 1993


                              By: -----------------------------------------
                                     Trustee

                              NOON ASSOCIATES, INC.

                              By: /s/ John Noon
                              ---------------------------------------------
                                     John Noon


                              /s/ [ILLEGIBLE]
                              ---------------------------------------------
                              Williams Oates


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                                     Page]

                              ---------------------------------------------
                              William Oates


                              PANTHEON INTERNATIONAL PARTICIPATIONS PLC


                              By: /s/ R. D. Wright
                                  -----------------------------------------

                              Title: Director Pantheon Ventures Ltd as
                                     --------------------------------------
                                     Manager of Pantheon International
                                        Participations Plc.

                              ---------------------------------------------
                              John Porter

                              THE PRINN FAMILY TRUST U.T.D. 11/11/79

                              By:------------------------------------------

                              Title:---------------------------------------


                              RABOBANK NOMINEES GUERNSEY LIMITED

                              By: -----------------------------------------

                              Title:---------------------------------------


                              ---------------------------------------------
                              Paula Ramey-Perez


                              ---------------------------------------------
                              Joseph Sarakaitis


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                                     Page]

                              ---------------------------------------------
                              Karen Schultheis


                              ---------------------------------------------
                              Mary Sinclair


                              /s/ [ILLEGIBLE]
                              ---------------------------------------------
                              Bernhard Sterling


                              ---------------------------------------------
                              Rachel N. Than


                              /s/ Ken Traverso
                              ---------------------------------------------
                              Ken Traverso

                              TRINITY VENTURES III, L.P.,
                              a California Limited Partnership

                              By:  Trinity TVL Partners, L.P.,
                                   Its General Partner

                              By: /s/ [ILLEGIBLE]
                                  -----------------------------------------

                              Title: General Partner
                                     --------------------------------------

                              TRINITY VENTURES III, L.P.
                              a California Limited Partnership

                              By:  Trinity TVL Partners, L.P.,
                                   Its General Partner

                              By: /s/ [ILLEGIBLE]
                                  -----------------------------------------

                              Title: General Partner
                                     --------------------------------------


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                                     Page]

                              TRINITY SIDE-BY-SIDE I, L.P.
                              a California Limited Partnership

                              By:  Trinity TVL Partners, L.P.,
                                   Its General Partner

                              By:
                                  _________________________________________

                              Title:
                                     ______________________________________


                              /s/ Allard C. Villere Mary K. Villere
                              ---------------------------------------------
                              Allard C. Villere Mary K. Villere


                              /s/ Robin Wolaner
                              ---------------------------------------------
                              Robin Wolaner


                              WS INVESTMENT COMPANY 96A


                              By: /s/ [ILLEGIBLE]
                                  -----------------------------------------

                              Title: [ILLEGIBLE]
                                     --------------------------------------

                              WS INVESTMENT COMPANY 96A


                              By: /s/ [ILLEGIBLE]
                                  -----------------------------------------

                              Title:[ILLEGIBLE]
                                    ---------------------------------------

                              _____________________________________________
                              Stephanie Yamada Yoshii


 [Amendment No. 4 to Information and Registration Rights Agreement Signature
                                     Page]

INVESTORS IN FIRST CLOSING:

                              MEDICAL RESEARCH COUNCIL


                              By: /s/ [ILLEGIBLE]
                                  -----------------------------------------

                              Title: Head of Technology Transfer Group
                                     --------------------------------------

                              SYNERGY PARTNERS

                              By:
                                  -----------------------------------------

                              Title:
                                    ---------------------------------------

                              NIKKO CAPITAL CO., LTD.


                              By: /s/ Y. Chitani
                                  -----------------------------------------
                                      Yoshio Chitani

                              Title:  Deputy General Manager, International
                                      -------------------------------------
                                      Division
                                      -------------------------------------


                              NC NO. 2 INVESTMENTS ENTERPRISE PARTNERSHIP
                              (ASIA)

                              By: /s/ Y. Chitani
                                  -----------------------------------------
                                      Yoshio Chitani

                              Title:  Deputy General Manager, International
                                      -------------------------------------
                                      Division
                                      -------------------------------------


                              NC NO. 7 INVESTMENTS ENTERPRISE PARTNERSHIP
                              (ASIA PACIFIC)

                              By: /s/ Y. Chitani
                                  -----------------------------------------
                                      Yoshio Chitani

                              Title:  Deputy General Manager, International
                                      -------------------------------------
                                      Division
                                      -------------------------------------

 [Amendment No. 4 to Information and Registration Rights Agreement Signature
                                     Page]

                              /s/ Theresa M. Baker
                              ---------------------------------------------
                              Theresa M. Baker


                              /s/ Mary J. Banfield
                              ---------------------------------------------
                              Mary J. Banfield


                              BROYHILL INVESTMENTS

                              By: /s/ M. Hunt Broyhill
                                  -----------------------------------------
                                  M. Hunt Broyhill

                              Title: President
                                     --------------------------------------


                              /s/ Joseph L. Connolly
                              ---------------------------------------------
                              Joseph L. Connolly


                              /s/ [ILLEGIBLE]
                              ---------------------------------------------
                              Stephen C. Davis


                              /s/ William Douglas
                              ---------------------------------------------
                              William Douglas

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                                     Page]

                              /s/ William J. Ducas
                              ---------------------------------------------
                              William J. Ducas


                              /s/ Anthony Holland & Melissa L. Holland
                              ---------------------------------------------
                              Anthony Holland & Melissa L. Holland


                              /s/ Cheryl Jaszewski
                              ---------------------------------------------
                              Cheryl Jaszewski


                              /s/ [ILLEGIBLE]
                              ---------------------------------------------
                              Andrew Kyrylenko


                              /s/ James M. Oates
                              ---------------------------------------------
                              James M. Oates


                              /s/ Karen Sukle
                              ---------------------------------------------
                              Karen Sukle


                              /s/ Todd A. Swenson & Ann M. Swenson
                              ---------------------------------------------
                              Todd A. and Ann M. Swenson


                              WS INVESTMENT COMPANY 97A


                              By: /s/ [ILLEGIBLE]
                                  -----------------------------------------

                              Title: V. P.
                                     --------------------------------------

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                                     Page]